Exhibit 99.1

Impinj Reports Third Quarter 2018 Financial Results

SEATTLE, WA, October 29, 2018 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today released its financial results for the quarter ended September 30, 2018.

“Our third quarter 2018 results marked another quarter of solid execution,” said Chris Diorio, Impinj co-founder and CEO. “We returned to year over year revenue growth and our systems business had a record quarter.”

Third Quarter 2018 Financial Summary

•	Revenue was $34.4 million
•	GAAP gross margin of 48.1%; non-GAAP gross margin of 50.0%
•	GAAP net loss of $7.1 million, or loss of $0.33 per basic and diluted share using 21.4 million shares
•	Adjusted EBITDA loss of $0.9 million
•	Non-GAAP net loss of $1.1 million, or loss of $0.05 per diluted share using 21.4 million shares

A reconciliation between GAAP and non-GAAP information, including weighted-average basic and diluted shares, is contained in the tables below.  Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Fourth Quarter 2018 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the fourth quarter of 2018 (in millions, except per share data):

Three Months Ended
December 31,
2018
Revenue	$31.0 to $33.0
Net loss	$(9.3) to $(8.3)
Adjusted EBITDA	$(3.5) to $(2.0)
Non-GAAP Net loss	$(3.8) to $(2.3)
GAAP Weighted-average shares — basic and diluted	21.45 to 21.55
Net loss per share — basic and diluted	$(0.43) to $(0.39)
Non-GAAP Weighted-average shares — basic and diluted	21.45 to 21.55
Non-GAAP Net loss per share — basic and diluted	$(0.17) to $(0.10)

A reconciliation between GAAP and non-GAAP is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, October 29, 2018 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to ask questions on our third quarter 2018 results as well as its outlook for its fourth quarter of 2018. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on our website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10125030.

Management’s prepared written remarks, along with quarterly financial data for the last eight quarters, will be made available on our website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and financial outlook for the fourth quarter of 2018. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj, Inc. (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

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Contacts:

Investor Relations

ir@impinj.com

+1-206-315-4470

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	September 30,	December 31,
	2018	2017
Assets:
Current assets:
Cash and cash equivalents	$17,593	$19,285
Short-term investments	37,069	38,831
Accounts receivable, net	19,588	22,244
Inventory	49,195	47,083
Prepaid expenses and other current assets	2,020	2,359
Total current assets	125,465	129,802
Property and equipment, net	20,552	18,110
Other non-current assets	202	241
Goodwill and other intangible assets, net	3,881	3,881
Total assets	$150,100	$152,034
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$3,441	$4,666
Accrued compensation and employee related benefits	4,903	5,729
Accrued liabilities	7,514	3,162
Accrued restructuring costs	1,038	—
Current portion of long-term debt	4,261	4,088
Current portion of capital lease obligations	593	936
Current portion of deferred rent	385	628
Current portion of deferred revenue	719	714
Total current liabilities	22,854	19,923
Long-term debt, net of current portion	19,533	5,500
Capital lease obligations, net of current portion	371	745
Long-term liabilities — other	738	532
Long-term restructuring liabilities	538	—
Deferred rent, net of current portion	5,395	5,891
Deferred revenue, net of current portion	208	501
Total liabilities	49,637	33,092
Stockholders' equity:
Preferred stock, $0.001 par value — 5,000 shares authorized, no shares issued and outstanding at September 30, 2018 and December 31, 2017	—	—
Common stock, $0.001 par value — 495,000 shares authorized, 21,482 and 20,973 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	21	21
Additional paid-in capital	334,228	323,482
Accumulated other comprehensive loss	(17)	(36)
Accumulated deficit	(233,769)	(204,525)
Total stockholders' equity	100,463	118,942
Total liabilities and stockholders' equity	$150,100	$152,034

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Revenue	$34,405	$32,599	$88,015	$98,437
Cost of revenue	17,857	15,606	46,045	46,505
Gross profit	16,548	16,993	41,970	51,932
Operating expenses:
Research and development	8,804	8,846	25,170	23,308
Sales and marketing	7,864	8,107	24,746	22,487
General and administrative	6,695	4,723	16,981	13,632
Restructuring costs	—	—	3,749	—
Total operating expenses	23,363	21,676	70,646	59,427
Loss from operations	(6,815)	(4,683)	(28,676)	(7,495)
Other income (expense), net	204	105	561	563
Interest expense	(390)	(223)	(970)	(904)
Loss before income taxes	(7,001)	(4,801)	(29,085)	(7,836)
Income tax expense	(69)	(50)	(159)	(152)
Net loss	$(7,070)	$(4,851)	$(29,244)	$(7,988)
Net loss per share — basic and diluted	$(0.33)	$(0.23)	$(1.37)	$(0.39)
Weighted-average shares outstanding — basic and diluted	21,403	20,826	21,287	20,604

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net loss	$(7,070)	$(4,851)	$(29,244)	$(7,988)
Other comprehensive loss, net of tax:
Unrealized gain / (loss) on investments	19	33	19	(7)
Total other comprehensive income / (loss)	19	33	19	(7)
Comprehensive loss	$(7,051)	$(4,818)	$(29,225)	$(7,995)

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Nine Months Ended
	September 30,
	2018	2017
Operating activities:
Net loss	$(29,244)	$(7,988)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,394	2,868
Stock-based compensation	8,013	4,763
Non-cash restructuring benefit	(454)	—
Accretion of discount or amortization of premium on short-term investments	(247)	120
Amortization of debt issuance costs	57	72
Changes in operating assets and liabilities:
Accounts receivable	2,656	(8,138)
Inventory	(2,112)	(18,083)
Prepaid expenses and other assets	391	278
Deferred revenue	(288)	(170)
Deferred rent	(176)	977
Accounts payable	(774)	(4,125)
Accrued compensation and benefits	(720)	(3,745)
Accrued liabilities	1,223	117
Accrued restructuring costs	1,576	—
Net cash used in operating activities	(16,705)	(33,054)
Investing activities:
Purchases of investments	(33,397)	(28,887)
Proceeds from maturities of investments	35,402	50,726
Purchases of property and equipment	(3,051)	(6,156)
Net cash provided by (used in) investing activities	(1,046)	15,683
Financing activities:
Payments on capital lease financing obligations	(717)	(847)
Payments on term loans	(2,230)	(1,730)
Proceeds from term loans, net of debt issuance costs	16,379	—
Proceeds from exercise of stock options and employee stock purchase plan	2,627	4,520
Payments of deferred offering costs	—	(650)
Net cash provided by financing activities	16,059	1,293
Net decrease in cash and cash equivalents	(1,692)	(16,078)
Cash and cash equivalents
Beginning of period	19,285	33,636
End of period	$17,593	$17,558

Supplemental disclosure of non-cash financing and investing activities:
Purchases of property and equipment not yet paid	3,464	502

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, we use non-GAAP financial measures by financial statement line items that exclude the effects of stock-based compensation, depreciation, restructuring costs, investigation costs and other expenses that we believe do not reflect our core operating performance. Our key non-GAAP liquidity and performance measures include adjusted EBITDA and non-GAAP net income (loss), see definitions of such below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe excluding those expenses inherent in calculating adjusted EBITDA and non-GAAP net income (loss) can provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that adjusted EBITDA and non-GAAP net income (loss) provide useful information to investors and others in understanding and evaluating our operating results in the same manner as it does for our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation, restructuring costs, investigation costs, other income (expense), net, interest expense and income tax expense. Restructuring costs relate to an effort in the first quarter of 2018 to reduce headcount and sublease office space to match strategic and financial objectives and optimize resources for long term growth. Investigation costs relate to third party investigation costs incurred in relation to a complaint filed by a former employee, which resulted in the audit committee of our board of directors concluding that no credible evidence supported the former employee’s claims. We have added back all of the net restructuring and investigation costs because we do not believe they reflect our core operations. We believe that adjusted EBITDA provides meaningful supplemental information regarding our performance and liquidity.

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) differently for this report than we have defined it in the past, due to independent investigation costs that were recorded in third quarter of 2018.  We define non-GAAP net income (loss) to consist of net income (loss) determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation, restructuring costs, investigation costs (for more information about restructuring and investigation costs, please refer to description in adjusted EBITDA above), amortization of debt issuance costs and non-cash income tax expense. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of future income tax liabilities by utilizing our deferred tax assets, which primarily consist of federal net operating loss carryforwards and federal research and experimentation credit carryforwards. We have added back all of the net restructuring and investigation costs because we do not believe they reflect our core operations.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
GAAP Gross profit	$16,548	$16,993	$41,970	$51,932
Adjustments:
Depreciation	497	450	1,500	1,273
Stock-based compensation	144	62	325	145
Non-GAAP Gross profit	$17,189	$17,505	$43,795	$53,350

GAAP Gross margin	48.1%	52.1%	47.7%	52.8%
Adjustments:
Depreciation	1.4%	1.4%	1.7%	1.3%
Stock-based compensation	0.4%	0.2%	0.4%	0.1%
Non-GAAP Gross margin	50.0%	53.7%	49.8%	54.1%

GAAP Research and development expense	$8,804	$8,846	$25,170	$23,308
Adjustments:
Depreciation	(403)	(343)	(1,190)	(960)
Stock-based compensation	(1,039)	(652)	(2,620)	(1,550)
Non-GAAP Research and development expense	$7,362	$7,851	$21,360	$20,798

GAAP Sales and marketing expense	$7,864	$8,107	$24,746	$22,487
Adjustments:
Depreciation	(129)	(128)	(389)	(373)
Stock-based compensation	(1,188)	(921)	(2,876)	(2,100)
Non-GAAP Sales and marketing expense	$6,547	$7,058	$21,481	$20,014

GAAP General and administrative expense	$6,695	$4,723	$16,981	$13,632
Adjustments:
Depreciation	(107)	(100)	(315)	(262)
Stock-based compensation	(964)	(505)	(2,192)	(968)
Investigation costs	(1,449)	-	(1,449)	-
Non-GAAP General and administrative expense	$4,175	$4,118	$13,025	$12,402

GAAP Total operating expense	$23,363	$21,676	$70,646	$59,427
Adjustments:
Depreciation	(639)	(571)	(1,894)	(1,595)
Stock-based compensation	(3,191)	(2,078)	(7,688)	(4,618)
Restructuring costs	-	-	(3,749)	-
Investigation costs	(1,449)	-	(1,449)	-
Non-GAAP Total operating expense	$18,084	$19,027	$55,866	$53,214

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	September 30,		September 30,
	2018	2017	2018	2017

Net loss	$(7,070)	$(4,851)	$(29,244)	$(7,988)
Depreciation	1,136	1,021	3,394	2,868
Stock-based compensation	3,335	2,140	8,013	4,763
Other (income) expense, net	(204)	(105)	(561)	(563)
Interest expense	390	223	970	904
Income tax expense	69	50	159	152
Restructuring costs	-	-	3,749	-
Investigation costs	1,449	-	1,449	-
Adjusted EBITDA	$(895)	$(1,522)	$(12,071)	$136

	September 30,		September 30,
	2018	2017	2018	2017

Net Loss	$(7,070)	$(4,851)	$(29,244)	$(7,988)
Adjustments:
Depreciation	1,136	1,021	3,394	2,868
Stock-based compensation	3,335	2,140	8,013	4,763
Restructuring costs	-	-	3,749	-
Investigation costs	1,449	-	1,449	-
Amortization of debt issuance costs	18	24	57	72
Non-cash income tax expense	12	21	40	66
Non-GAAP Net income (loss)	$(1,120)	$(1,645)	$(12,542)	$(219)
Non-GAAP Net income (loss) per share:
Basic	$(0.05)	$(0.08)	$(0.59)	$(0.01)
Diluted	$(0.05)	$(0.08)	$(0.59)	$(0.01)
GAAP and non-GAAP Weighted-average shares — basic and diluted	21,403	20,826	21,287	20,604

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited)

Three Months Ended
December 31,
2018
Forecasted Net loss	$(8,800)
Adjustments:
Forecasted Depreciation	1,170
Forecasted Stock-based compensation	4,600
Forecasted Other (income) expense, net	(216)
Forecasted Interest expense	445
Forecasted Income tax expense	51
Adjusted EBITDA	$(2,750)

Forecasted Net loss	$(8,800)
Adjustments:
Forecasted Depreciation	1,170
Forecasted Stock-based compensation	4,600
Forecasted Amortization of debt issuance costs	18
Forecasted Non-cash income tax expense	12
Non-GAAP Net loss	$(3,000)
Non-GAAP Net loss per share — basic and diluted	$(0.14)
Weighted-average shares — basic and diluted	21,500